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Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned executive officers of the registrant hereby certify that this Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                               Parkvale Financial Corporation


Dated:  October 27, 2006
                                               By: /s/ Robert J. McCarthy, Jr.
                                                   -----------------------------
                                               Robert J. McCarthy, Jr.
                                               Director, President and
                                               Chief Executive Officer

Dated:  October 27, 2006
                                               By: /s/ Timothy G. Rubritz
                                                   -----------------------
                                               Timothy G. Rubritz
                                               Vice President-Treasurer and
                                               Chief Financial Officer



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